UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2015

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As reported in Item 5.07 of this Form 8-K report, our stockholders approved the following plans at our annual meeting of stockholders held on April 16, 2015:

•	Donegal Group Inc. 2015 Equity Incentive Plan for Employees.

•	Donegal Group Inc. 2015 Equity Incentive Plan for Directors.

We incorporate by reference the descriptions of the material terms of each plan in our proxy statement for our 2015 annual meeting of stockholders that we filed with the Securities and Exchange Commission on March 16, 2015.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on April 16, 2015. The results of the voting at our annual meeting of stockholders were as follows:

•	The total number of votes represented at the annual meeting in person or by proxy by the holders of our Class A common stock and Class B common stock was 7,347,778 of the total of 7,730,192 votes entitled to vote at the annual meeting by the holders of all shares of Class A common stock and Class B common stock outstanding on the record date.

•	At the annual meeting, the stockholders elected Kevin M. Kraft, Sr., Jon M. Mahan, Donald H. Nikolaus and Richard D. Wampler, II as Class B Directors to serve for a term of three years and until their successors take office. The votes cast for the election of Class B Directors were as follows:

	Number of Votes
	For	Withheld	Broker Non-Votes

Kevin M. Kraft, Sr.	6,202,158	220,307	925,313
Jon M. Mahan	6,303,584	118,881	925,313
Donald H. Nikolaus	6,296,493	125,972	925,313
Richard D. Wampler, II	6,199,525	222,940	925,313

There were no other nominations of candidates for election as Class B Directors. There were no abstentions with respect to the election of Class B Directors.

Our stockholders also voted to approve the following additional actions:

•	Approval of our 2015 Equity Incentive Plan for Employees.

Number of Votes
For	Against	Abstain	Broker Non-Votes
5,603,667	815,503	3,295	925,313

•	Approval of our 2015 Equity Incentive Plan for Directors.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,261,614	154,217	6,634	925,313

•	Ratification of the selection by the audit committee of our board of directors of KPMG LLP as our independent registered public accounting firm for 2015.

Number of Votes
For	Against	Abstain	Broker Non-Votes
7,299,939	45,797	2,042	—

Item 8.01.	Other Events.

On April 16, 2015, our board of directors declared a regular quarterly cash dividend payable May 15, 2015 of $.135 per share of Class A common stock and $.1175 per share of Class B common stock to stockholders of record as of the close of business on May 1, 2015. We attach to this Form 8-K our press release dated April 16, 2015 in which we reported the dividend declaration. These dividends represent percentage increases of 2.7% for our Class A common stock and 1.3% for our Class B common stock compared to the previous quarterly cash dividend.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of Donegal Group Inc. dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: April 17, 2015